UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008 (April 29, 2008)

JOURNAL REGISTER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On April 29, 2008, Journal Register Company (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of January 25, 2006, as amended by Amendment No. 1, dated as of December 6, 2007 between the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). The Company’s obligations are fully and unconditionally guaranteed by substantially all of our Subsidiaries. Borrowings under the Credit Agreement are secured by substantially all of our assets and the assets of our Subsidiaries. Capitalized terms used herein but not herein defined shall have the meanings given to them in the Credit Agreement.

     Among other matters, the Amendment increases the maximum Total Leverage Ratio permitted under the leverage covenant through July 23, 2008 and reduces the borrowing limit under the Revolving Credit Commitments from $200 million to $150 million. During the Amendment No. 2 Period, among other things, any cash in excess of $10 million will be used to repay any revolving loan balances, and the Company will be subject to certain additional limitations, including limitations regarding indebtedness, acquisitions, dispositions and investments.

     Several of the lenders under the Credit Agreement and their affiliates have various relationships with the Company and its Subsidiaries involving the provision of financial services, including investment banking, commercial banking, advisory, cash management, custody and trust services for which they receive customary fees and may do so in the future.

     The Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 31, 2006 and Amendment No. 1 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 10, 2007. A copy of the Amendment to the Credit Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

     The description set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 2 dated as of April 29, 2008 to the Amended and Restated Credit
Agreement dated as of January 25, 2006, as amended by Amendment No. 1, dated as of
December 6, 2007, between the Company, the lenders party thereto and JPMorgan Chase
Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: May 2, 2008		/s/ Edward J. Yocum
	By:	Edward J. Yocum
	Title:	Senior Vice President, General
Counsel & Corporate Secretary

Exhibit Index

Exhibit Description

10.1	Amendment No. 2 dated as of April 29, 2008 to the Amended and Restated Credit Agreement dated as of January 25, 2006, as amended by Amendment No. 1, dated as of December 6, 2007, between the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.